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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 1995
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                        True North Communications Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                 State or Other Jurisdiction of Incorporation


         1-5029                                          36-1088161
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(Commission File Number)                    (I.R.S. Employer Identification No.)


101 East Erie Street, Chicago, IL                                   60611-2897
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, Including Area Code: (312) 751-7000
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Item [5] Other


    On April 12, 1995, Registrant and Publicis, S.A., Publicis Communication and Publicis F.C.B. B.V. entered into the attached agreement.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRUE NORTH COMMUNICATIONS INC.


Date: April 14, 1995                   By: /s/ John J. Rezich
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                                          John J. Rezich
                                          Controller